SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-KA

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  March 31, 2003
                                                         --------------

                                 ENDOVASC, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

              000-28371                            76-0512500
       (Commission File Number)          (IRS Employer Identification No.)

                 550 CLUB DRIVE, SUITE 440
                     MONTGOMERY, TEXAS                        77316
          (Address of Principal Executive Offices)          (Zip Code)

                                 (936) 582-5920
              (Registrant's Telephone Number, Including Area Code)

ITEM 7.  EXHIBITS.

     This Amendment is being filed to add the following Exhibits to this report:

     3.1       Articles of Incorporation of Endovasc, Inc.
     3.2       Bylaws of Endovasc, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                               ENDOVASC, INC.


Date:  February 4, 2004                  By:
       ----------------                        ------------------------------
                                               Diane Dottavio
                                               Chief Executive Officer

EXHIBIT INDEX

3.1  Articles of Incorporation of Endovasc
3.2  Bylaws of Endovasc, Inc.